Small Company Fund

                                  ANNUAL REPORT
                                October 31, 1995

                      THE 59 WALL STREET SMALL COMPANY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1995


ASSETS:
      Investment in U.S. Small Company Portfolio (the
         "Portfolio"), at value (cost $25,545,135) (Note 1) ..      $29,423,912
                                                                    -----------
            Total Assets .....................................       29,423,912
                                                                    -----------
LIABILITIES:
      Payables for:
        Expense payment fee (Note 2) .........................           12,689
        Administrative fee (Note 2) ..........................            3,064
                                                                    -----------
            Total Liabilities ................................           15,753
                                                                    -----------

NET ASSETS ...................................................      $29,408,159
                                                                    ===========
Net Assets Consist of:
     Paid-in capital..........................................      $25,686,520
     Accumulated undistributed net investment income .........           25,637
     Accumulated net realized loss ...........................         (182,775)
     Net unrealized appreciation .............................        3,878,777
                                                                    -----------


Net Assets ...................................................      $29,408,159
                                                                    ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE
     ($29,408,159 / 2,296,413 shares) ........................          $ 12.81
                                                                        =======

                       See Notes to Financial Statements.

                      THE 59 WALL STREET SMALL COMPANY FUND

                             STATEMENT OF OPERATIONS
                       For the year ended October 31, 1995


INVESTMENT INCOME:
     Income:
       Dividend income ......................................       $    89,602
       Interest income ......................................            45,755
       Investment income allocated from Portfolio ...........           291,064
       Expenses allocated from Portfolio ....................          (186,862)
                                                                    -----------
           Total Income .....................................           239,559
                                                                    -----------
     Expenses:
       Expense payment fee (Note 2) .........................           118,824
       Administrative fee (Note 2) ..........................            41,328
                                                                    -----------
           Total Expenses ...................................           160,152
                                                                    -----------
           Net Investment Income ............................            79,407
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (Notes 1 and 3):
       Net realized loss on investments .....................           (81,560)
       Net realized gain from investments allocated
        from Portfolio.......................................         1,568,044
       Net change in unrealized appreciation on investments .         1,326,258
                                                                    -----------
           Net Realized and Unrealized Gain .................         2,812,742
                                                                    -----------
       Net Increase in Net Assets Resulting from Operations .       $ 2,892,149
                                                                    ===========


                       See Notes to Financial Statements.

                      THE 59 WALL STREET SMALL COMPANY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 For the years ended October 31,
                                                                 ------------------------------
                                                                      1995            1994
                                                                  ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
    Operations:
      Net investment income ...................................   $     79,407    $    169,234
      Net realized gain (loss) on investments .................      1,486,484      (1,669,259)
      Net change in unrealized appreciation on investments ....      1,326,258      (1,934,369)
                                                                  ------------    ------------
          Net increase (decrease) in net assets resulting
            from operations ...................................      2,892,149      (3,434,394)
                                                                  ------------    ------------
    Dividends and distributions declared (Note 1):
      From net investment income ..............................       (212,045)        (11,231)
      From net realized gains .................................           --        (1,296,730)
      In excess of net realized gains .........................           --            (9,455)
                                                                  ------------    ------------
          Total dividends and distributions declared ..........       (212,045)     (1,317,416)
                                                                  ------------    ------------
    Capital stock transactions (Note 4):
      Net proceeds from sales of capital stock ................      1,117,639      11,606,326
      Net asset value of capital stock issued to shareholders
          in reinvestment of dividends and distributions ......         72,843         702,379
      Net cost of capital stock redeemed ......................    (13,863,611)     (9,217,592)
                                                                  ------------    ------------
         Net (decrease) increase in net assets resulting from
            capital stock transactions ........................    (12,673,129)      3,091,113
                                                                  ------------    ------------
            Total decrease in net assets ......................     (9,993,025)     (1,660,697)

NET ASSETS:
    Beginning of year .........................................     39,401,184      41,061,881
                                                                  ------------    ------------
    End of year (including undistributed net investment
        income of $25,637 and $158,275, respectively) .........   $ 29,408,159    $ 39,401,184
                                                                  ============    ============


                       See Notes to Financial Statements.

                      THE 59 WALL STREET SMALL COMPANY FUND

                              FINANCIAL HIGHLIGHTS
           Selected per share data and ratios for a share outstanding throughout each period


                                                                                                    For the period
                                                                                                    April 23, 1991
                                                          For the years ended  October 31,         (commencement of
                                                    --------------------------------------------    operations) to
                                                     1995         1994        1993          1992   October 31, 1991
                                                    -------      -------     -------       -------  ---------------
Net asset value, beginning of period.............   $11.54       $12.92       $10.70       $10.36       $10.00

Income from investment operations:
  Net investment income..........................     0.03         0.05         0.01         0.02         0.01
  Net realized and unrealized gain (loss) .......     1.31        (1.04)        2.84         0.34         0.35

Less dividends and distributions (Note 1):
  From net investment income.....................    (0.07)       (0.01)       (0.01)       (0.02)        --
  From net realized gains .......................     --          (0.38)       (0.62)        --           --
  In excess of net realized gains................     --          (0.00)*       --           --           --
                                                    ------       ------       ------       ------       ------
Net asset value, end of period...................   $12.81       $11.54       $12.92       $10.70       $10.36
                                                    ======       ======       ======       ======       ======

Cumulative investment return.....................    11.69%       (7.81)%      27.00%        3.46%        3.60%

Ratios/Supplemental Data:
  Net assets, end of period (000's omitted)......  $29,408      $39,401      $41,062      $20,504       $11,097
  Ratio of expenses to average net assets
     (includes allocated Portfolio expenses)
    (Note 2)***..................................     1.10%        1.10%        1.10%        1.10%        1.10%**
  Ratio of net investment income to average
    net assets (includes allocated Portfolio
    expenses)....................................     0.25%        0.40%        0.04%        0.16%        0.36%**
  Portfolio turnover rate........................       16%(A)      140%         116%          67%           8%
  Average commission rate paid per share.........    $0.08 (A)      --           --           --           --


--------------

  *  Less than $0.01 per share.

 **  Annualized.

*** Had the expense payment agreement not been in place, the ratio of expenses to average net assets for the years ended October 31, 1995, 1994, 1993 and 1992 and for the period ended October 31, 1991 would have been 1.27%, 1.21%, 1.38%, 1.46% and 2.25%, respectively. For the same periods, the cumulative return of the Fund would have been 11.52%, (7.94)%, 26.72%, 3.10% and 2.45%, respectively. Furthermore, the ratio of expenses to average net assets for the year ended October 31, 1995 reflect fees paid with brokerage commissions and fees reduced in connection with specific agreements. Had these arrangements not been in place, the ratio would have been 1.39%.

(A) Portfolio turnover and average commission paid represents the rate of portfolio activity and average commission rate for the period while the Fund was making investments directly in securities. The portfolio turnover rate and average commission rate paid for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's Financial Highlights which is included elsewhere in this report.

                       See Notes to Financial Statements.

                      THE 59 WALL STREET SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

      1. Organization and Significant Accounting Policies. The 59 Wall Street Small Company Fund (the "Fund") is a separate diversified series of The 59 Wall Street Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-end management investment company organized under the laws of the State of Maryland on July 16, 1990. The Fund commenced operations on April 23, 1991.

      On January 17, 1995, the Fund invested all of its investable assets in the U.S. Small Company Portfolio (the "Portfolio"), a diversified, open-end management investment company having the same investment objectives as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 57% at October 31, 1995). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in connection with the Fund's financial statements.

      The following is a summary of significant accounting policies for the Fund.

            A. Valuation of Investments. Valuation of investments by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

            B. Accounting for Investments. The Fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the Portfolio each day. All the net investment income and realized and unrealized gain and loss of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

            C. Federal Income Taxes. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund's tax return due to certain book-to-tax timing differences such as losses deferred due to "wash sale" transactions and utilization of capital loss carryforwards. These timing differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV. These distributions do not constitute a return of capital.

            D. Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

      2.  Transactions with Affiliates.

      Investment Advisory Agreement. Through January 16, 1995 the Corporation had an investment advisory agreement with Brown Brothers Harriman & Co. (the "Adviser") for which the Adviser received a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.65% of the Fund`s average daily net assets. This agreement was terminated on January 17, 1995 upon the Corporation investing the assets of the Fund in the Portfolio. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

      Administrative Fee. The Corporation has an administrative agreement with Brown Brothers Harriman & Co. (the "Administrator") for which the Administrator receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.125% of the Fund's average daily net assets. The Administrator

                     THE 59 WALL STREET SMALL COMPANY FUND
has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. Prior to January 17, 1995, the Administrator earned a fee calculated at an annual rate equivalent to 0.15% of the Fund's average daily net assets. For the year ended October 31, 1995, the Fund incurred $41,328 for administrative services.

      Shareholder Servicing/Eligible Institution Agreement. The Corporation has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman & Co. for which Brown Brothers Harriman & Co. receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets.

      Expense Payment Fee. 59 Wall Street Administrators, Inc. pays certain expenses of the Fund and receives a fee from the Fund, computed and paid monthly, such that after such fee the aggregate expenses will not exceed 1.10% of the average daily net assets of the Fund. For the year ended October 31, 1995, 59 Wall Street Administrators, Inc. incurred approximately $172,000 in expenses, including investment advisory fees of $49,267 and shareholder servicing/eligible institution fees of $78,887, on behalf of the Fund. The expense payment fee agreement of the Fund will terminate on July 1, 1997.

      3. Investment Transactions. Investment transactions of the Portfolio are discussed in Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. For the period November 1, 1994 through January 16, 1995, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $5,083,752 and $5,744,369, respectively. There were no purchases or sales of U.S. government obligations during the period. For that same period, the Fund paid brokerage commissions of $12,132 to Brown Brothers Harriman & Co. for transactions executed on its behalf.  Custody  and  transfer  agent  fees for the Fund paid  pursuant  to the expense payment agreement were reduced by $25,952 as a result of the Fund directing a portion of its portfolio transactions to certain brokers. Additionally, custody fees for the Fund paid pursuant to the expense payment agreement were reduced by $11,770 as a result of an expense offset arrangement with the Fund's custodian.

      4. Capital Stock. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. Transactions in shares of capital stock were as follows:

                                               For the years ended October 31,
                                               -------------------------------
                                                     1995           1994
                                                 ----------       --------
     Capital stock sold                              93,354        935,250
     Capital stock issued in connection with
       reinvestment of dividends and
       distributions                                  6,751         58,000
     Capital stock repurchased                   (1,216,651)      (758,757)
                                                  ---------        -------
     Net (decrease) increase                     (1,116,546)       234,493
                                                  =========        =======

      5. Federal Income Tax Status. At October 31, 1995, the Small Company Fund had a net capital loss carryover of approximately $160,800, available through October 31, 2002 to offset future capital gains, to the extent provided by regulations. To the extent that this net capital loss carryover is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders since any such distributions may be taxable to shareholders as ordinary income.

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders
The 59 Wall Street  Small  Company  Fund (a series of
The 59 Wall  Street  Fund, Inc.):

      We have audited the accompanying statement of assets and liabilities of The 59 Wall Street Small Company Fund (a series of The 59 Wall Street Fund, Inc.) as of October 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1995 and 1994, and the financial highlights for each of the years in the five-year period ended October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The 59 Wall Street Small Company Fund at October 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP


Boston, Massachusetts
December 12, 1995

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

      The  following  investment   management  strategies  and  techniques  have
materially affected the Funds' performance for the fiscal year ended October 31, 1995.

SMALL COMPANY FUND

      Over the course of the year ending October 31, 1995, several investment management strategies and techniques materially affected Fund performance. Small capitalization stocks, as measured by the Russell 2000, rose 18.3% while the Fund's total return was a gain of 11.7%. The Fund's industry weightings were generally comparable to those of the Fund's benchmark, but imprudent concentrations were reduced, generating mixed results. Second, after extensive research, several additions were made to both the Growth and the Value models during the year. In implementing these adjustments, the Fund incurred increased trading costs. Third, the Fund's strategy of selecting higher quality companies resulted in the Fund's forgoing some investment opportunities that were judged to be more risky but subsequently provided very good relative returns. Fourth, for a portion of the year, the Fund held more Growth stocks than Value stocks. This benefitted returns as the Growth sector of the market outperformed the Value sector over the last twelve months.


     [The following table was represented by a chart in the printed matter]

                               Small Company Fund
                               Growth of $10,000

Line graph with two axes: the X-axis represents years of operations; the Y-axis represents dollar value. The graph plots two lines: the first line represents the growth of a ten thousand dollar investment in the Fund from April 23, 1991 to October 31, 1995; the second line represents the growth of a ten thousand dollar investment in a portfolio of securities reflecting the composition of the Russell 2000 Index for the same time period. The graph points are as follows:

            Year                     Fund*               Russell 2000 Index
            ----                     -----               ------------------
           4/23/91                  $10,000                   $10,000
           4/30/91                    9,700                     9,824
           5/31/91                   10,190                    10,292
           6/30/91                    9,460                     9,697
           7/31/91                    9,840                    10,036
           8/31/91                   10,080                    10,406
           9/30/91                   10,090                    10,487
          10/31/91                   10,360                    10,764
          11/30/91                    9,820                    10,265
          12/31/91                   10,949                    11,086
           1/31/92                   11,530                    22,986
           2/29/92                   11,720                    12,336
           3/31/92                   11,069                    11,920
           4/30/92                   10,468                    11,501
           5/31/92                   10,478                    11,654
           6/30/92                    9,967                    11,107
           7/31/92                   10,348                    11,493
           8/31/92                   10,097                    11,168
           9/30/92                   10,298                    11,425
          10/31/92                   10,718                    11,786
          11/30/92                   11,730                    12,688
          12/31/92                   12,114                    13,129
           1/31/93                   12,539                    13,573
           2/28/93                   12,144                    13,259
           3/31/93                   12,235                    13,688
           4/30/93                   11,881                    13,312
           5/31/93                   12,438                    13,904
           6/30/93                   12,438                    13,990
           7/31/93                   12,610                    14,184
           8/31/93                   13,086                    14,797
           9/30/93                   13,349                    15,214
          10/31/93                   13,612                    15,607
          11/30/93                   13,159                    15,097
          12/31/93                   13,590                    15,613
           1/31/94                   13,938                    16,101
           2/28/94                   13,775                    16,043
           3/31/94                   12,959                    15,196
           4/30/94                   13,046                    15,288
           5/31/94                   12,677                    15,114
           6/30/94                   12,057                    14,606
           7/31/94                   12,122                    14,845
           8/31/94                   12,590                    15,672
           9/30/94                   12,590                    15,620
          10/30/94                   12,546                    15,557
          11/30/94                   11,894                    14,928
          12/31/94                   12,165                    15,329
           1/31/95                   11,705                    25,135
           2/28/95                   12,044                    15,764
           3/31/95                   12,307                    16,033
           4/30/95                   12,515                    16,390
           5/31/95                   12,624                    16,672
           6/30/95                   13,116                    17,537
           7/31/95                   14,178                    18,548
           8/31/95                   14,418                    18,931
           9/30/95                   14,571                    19,270
          10/31/95                   14,013                    18,406

          *net of fees and expenses

           Past performance is not predictive of future performance.

                          U.S. SMALL COMPANY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                October 31, 1995
                           (expressed in U.S. dollars)
 Shares                                                                 Value
 ------                                                                 -----
          COMMON STOCKS (89.7%)
          BANKS (6.3%)
 13,510   CCB Financial Corp. ....................................   $  667,056
  6,440   Deposit Guaranty Corp. .................................      284,165
  9,790   FirstMerit Corp. .......................................      260,659
  8,570   Keystone Financial, Inc. ...............................      280,132
 10,210   ONBANcorp, Inc. ........................................      301,195
 22,800   Premier Bancorp, Inc.* .................................      471,675
 11,290   Summit Bancorporation ..................................      318,237
  8,990   Union Planters Corp. ...................................      275,319
  5,280   Zions Bancorporation ...................................      366,960
                                                                      ---------
                                                                      3,225,398
                                                                      ---------

          COMMERCIAL SERVICES (1.0%)
 23,070   NFO Research, Inc.* ....................................      513,308
                                                                      ---------

          CONSUMER DURABLES (4.8%)
 28,220   Arctco, Inc. ...........................................      321,003
  5,370   Broderbund Software, Inc.* .............................      373,215
 12,070   Cobra Golf, Inc.* ......................................      316,838
 19,000   Department 56, Inc.* ...................................      862,125
 17,640   Thor Industries, Inc. ..................................      280,035
 37,930   Winnebago Industries, Inc. .............................      303,440
                                                                      ---------
                                                                      2,456,656
                                                                      ---------

          CONSUMER NON-DURABLES (5.6%)
 32,300   Authentic Fitness Corp. ................................      662,150
 59,190   Hudson Foods, Inc. - Class A ...........................      836,059
 26,325   Nautica Enterprises, Inc.* .............................      904,922
 16,160   Riviana Foods, Inc. ....................................      211,090
 11,830   Timberland Co. - Class A* ..............................      227,728
                                                                      ---------
                                                                      2,841,949
                                                                      ---------

          CONSUMER SERVICES (2.4%)
 22,065   Applebee's International, Inc...........................      616,441
 15,370   Carmike Cinemas, Inc. - Class A* .......................      320,849
  7,500   Grand Casinos, Inc.* ...................................      298,125
                                                                      ---------
                                                                      1,235,415
                                                                      ---------

          ELECTRONIC TECHNOLOGY (13.2%)
 35,290   Chips & Technologies, Inc.* ............................      308,788
  7,960   Cognex Corp.* ..........................................      477,600
 16,440   Cypress Semiconductor Corp.* ...........................      579,510
 22,700   Helix Technology Corp. .................................      839,900
 11,060   Integrated Device
            Technology, Inc.* ....................................      210,831
 24,140   International Rectifier Corp.* .........................    1,089,318
  9,780   Kemet Corp.* ...........................................      334,965
  5,290   Maxim Integrated Products, Inc.* .......................      395,097
  8,090   Microchip Technology, Inc.* ............................      320,566
  3,720   Novellus Systems, Inc.* ................................      255,750
 10,050   Read-Rite Corp.* .......................................      351,122
 21,110   Thermedics, Inc.* ......................................      387,896
  5,360   U.S. Robotics Corp.* ...................................      498,480
 12,320   Vicor Corp.* ...........................................      247,940
  9,230   VLSI Technology, Inc.* .................................      216,905
  6,230   Zilog, Inc.* ...........................................      221,165
                                                                      ---------
                                                                      6,735,833
                                                                      ---------

          ENERGY MINERALS (1.3%)
 13,060   Ashland Coal, Inc. .....................................      310,175
 54,960   Plains Resources, Inc.* ................................      374,415
                                                                      ---------
                                                                        684,590
                                                                      ---------

          FINANCE (9.6%)
 15,220   Charter One Financial, Inc. ............................      430,916
 18,380   Finova Group, Inc. .....................................      831,695
  8,850   First Indiana Corp. ....................................      223,463
  3,942   Fund American Enterprises, Inc.* .......................      271,988
 26,690   Manufactured Home
            Communities, Inc. ....................................      440,385
 16,100   PHH Corp. ..............................................      704,375
  9,280   Pioneer Group, Inc. ....................................      243,600
 13,810   Roosevelt Financial Group, Inc. ........................      220,960
 43,376   Security Capital Industrial Trust ......................      710,282
  8,000   TCF Financial Corp. ....................................      470,000
 13,706   United Companies
            Financial Corp. ......................................      385,481
                                                                      ---------
                                                                      4,933,145
                                                                      ---------

          HEALTH SERVICES (5.8%)
  8,240   Cerner Corp.* ..........................................      212,180
  6,800   Community Health Systems, Inc.* ........................      215,900
 15,210   Lincare Holdings, Inc.* ................................      381,201
  8,870   Medaphis Corp.* ........................................      281,623
 11,030   Omnicare, Inc. .........................................      399,838
 18,180   Orthodontic Centers of
            America, Inc.* .......................................      588,578
 12,900   PhyCor, Inc.* ..........................................      472,463
 15,715   Vencor, Inc.* ..........................................      436,091
                                                                      ---------
                                                                      2,987,874
                                                                      ---------

          HEALTH TECHNOLOGY (2.5%)
 14,270   Idexx Laboratories, Inc.* ..............................      577,935
 51,910   North American Biologicals, Inc.* ......................      418,524
  6,240   Sybron International Corp.* ............................      265,200
                                                                      ---------
                                                                      1,261,659
                                                                      ---------

                          U.S. SMALL COMPANY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                          October 31, 1995 (continued)
                           (expressed in U.S. dollars)
 Shares                                                                 Value
 ------                                                                 -----
          INDUSTRIAL SERVICES (3.9%)
  8,000   Granite Construction, Inc. .............................  $   228,000
 21,630   J. Ray McDermott, S.A.* ................................      327,154
 57,140   Pride Petroleum Services, Inc.* ........................      499,975
  8,310   Sonat Offshore Drilling, Inc............................      263,843
 31,390   USA Waste Services, Inc.* ..............................      659,190
                                                                    -----------
                                                                      1,978,162
                                                                    -----------
          INSURANCE (5.0%)
 16,000   Allied Group, Inc. .....................................      514,000
 19,750   Commerce Group, Inc. ...................................      402,406
 15,275   Orion Capital Corp. ....................................      626,275
 15,700   Protective Life Corp. ..................................      447,450
 29,330   US Facilities, Corp. ...................................      557,270
                                                                    -----------
                                                                      2,547,401
                                                                    -----------
          NON-ENERGY MINERALS (4.7%)
 37,030   Birmingham Steel Corp. .................................      564,708
 20,620   Fibreboard Corp.* ......................................      494,880
 47,290   Kinross Gold Corp.* ....................................      342,853
 10,120   Magma Copper Co.* ......................................      169,510
 36,090   Republic Gypsum Co. ....................................      424,058
 18,790   Rouge Steel Co. - Class A ..............................      408,683
                                                                    -----------
                                                                      2,404,692
                                                                    -----------
          PROCESS INDUSTRIES (3.3%)
 14,330   Chesapeake Corp. .......................................      438,856
  6,650   Cytec Industries, Inc.* ................................      364,088
 27,650   Mercer International, Inc. - SBI* ......................      637,678
 16,000   Northland Cranberries, Inc. ............................      272,000
                                                                    -----------
                                                                      1,712,622
                                                                    -----------
          PRODUCER MANUFACTURING (4.4%)
  6,510   AGCO Corp. .............................................      291,323
 48,970   Flow International Corp.* ..............................      538,670
 31,420   Indresco, Inc.* ........................................      538,068
 18,000   Kennametal, Inc. .......................................      560,250
 40,530   Simpson Industries, Inc. ...............................      341,972
                                                                    -----------
                                                                      2,270,283
                                                                    -----------
          RETAIL TRADE (4.3%)
 19,000   Eckerd Corp.* ..........................................      752,875
  9,690   Fastenal Co. ................ ..........................      337,333
 24,540   Sunglass Hut International, Inc.* ......................      665,648
 26,385   Williams-Sonoma, Inc.* .................................      461,738
                                                                      ---------
                                                                      2,217,594
                                                                      ---------
          TECHNOLOGY SERVICES (2.8%)
  6,660   America Online, Inc.* ..................................      533,216
  6,850   Sterling Software, Inc.* ...............................      315,956
  9,740   Sungard Data Systems, Inc.* ............................      271,503
  9,790   System Software Assoc., Inc.............................      302,878
                                                                    -----------
                                                                      1,423,553
                                                                    -----------
          TELECOMMUNICATIONS (5.5%)
 28,920   Acme-Cleveland Corp. ...................................      632,625
 28,000   Aspect Telecommunications
          Corp.* .................................................      969,500
 39,330   Boston Technology, Inc.* ...............................      545,704
  5,020   Picturetel Corp.* ......................................      330,693
  5,330   Stratacom, Inc.* .......................................      328,461
                                                                    -----------
                                                                      2,806,983
                                                                    -----------
          TRANSPORTATION (1.8%)
 15,540   Wisconsin Central
            Transportation Corp.* ................................      932,400
                                                                    -----------

          UTILITIES (1.5%)
  9,410   KN Energy, Inc. ........................................      241,131
 22,120   Sierra Pacific Resources ...............................      517,055
                                                                    -----------
                                                                        758,186
                                                                    -----------
          TOTAL COMMON STOCKS
          (identified cost $38,547,525) ..........................  $45,927,703
                                                                    -----------
  Principal
    Amount
  --------
              TIME DEPOSITS (10.0%)
$5,150,000    State Street Bank (Cayman)
              5.50%, 11/7/95
              (identified cost $5,150,000)........................  $ 5,150,000
                                                                    -----------

TOTAL INVESTMENTS (identified cost $43,697,525) (a) ..   99.7%      $51,077,703
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES .......    0.3           148,716
                                                        -----       -----------
NET ASSETS ...........................................  100.0%      $51,226,419
                                                        =====       ===========
---------------

 *  non-income producing security

(a) The aggregate cost for federal income tax purposes is $43,757,733, the aggregate gross unrealized appreciation is $9,371,269, and the aggregate gross unrealized depreciation is $2,051,299, resulting in net unrealized appreciation of $7,319,970.


                       See Notes to Financial Statements.

                          U.S. SMALL COMPANY PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1995
                           (expressed in U.S. dollars)


ASSETS:
   Investments in securities, at value (identified cost
     $43,697,525) (Note 1) .....................................     $51,077,703
   Cash ........................................................         181,010
   Receivables for:
      Dividends ................................................          26,956
      Interest .................................................             787
   Deferred organization expenses (Note 1) .....................          10,708
                                                                     -----------
           Total Assets ........................................      51,297,164
                                                                     -----------

LIABILITIES:
   Payables for:
      Investment advisory fee (Note 2) .........................          29,788
      Foreign withholding taxes ................................           6,780
      Administrative fee (Note 2) ..............................           1,604
      Accrued expenses and other liabilities ...................          32,573
                                                                     -----------
           Total Liabilities ...................................          70,745
                                                                     -----------

NET ASSETS .....................................................     $51,226,419
                                                                     ===========

Net Assets Consist of:
    Paid-in capital ............................................      43,846,241
    Net unrealized appreciation on investments .................       7,380,178
                                                                     -----------

Net Assets .....................................................     $51,226,419
                                                                     ===========

                       See Notes to Financial Statements.

                          U.S. SMALL COMPANY PORTFOLIO

                             STATEMENT OF OPERATIONS
For the period January 17, 1995 (commencement of operations) to October 31, 1995
                           (expressed in U.S. dollars)


INVESTMENT INCOME:
      Income:
         Dividends (net of foreign withholding tax of $53,437)                    $   365,511
         Interest ............................................                         80,984
                                                                                  -----------
             Total Income ....................................                        446,495
                                                                                  -----------
      Expenses:
         Investment advisory fee (Note 2) ....................                        283,032
         Custodian fee (Note 3) ..............................                         49,472
         Administrative fee (Note 2) .........................                         15,240
         Trustees' fees and expenses (Note 2) ................                         10,149
         Amortization of organization expenses (Note 1) ......                          2,005
         Miscellaneous .......................................                         17,932
                                                                                  -----------
         Total Expenses ......................................                        377,830

             Fees paid indirectly (Note 3) ...................                        (41,383)
                                                                                  -----------
             Net Expenses ....................................                        336,447
                                                                                  -----------
             Net Investment Income ...........................                        110,048
                                                                                  -----------

NET REALIZED AND UNREALIZED GAIN (Notes 1 and 3):
      Net realized gain on investments .......................                      2,365,906
      Net change in unrealized appreciation on investments
        Beginning of period ..................................             --
        End of period ........................................      $ 7,380,178
        Less unrealized appreciation acquired in connection with
         59 Wall Street Small Company Fund contribution (Note 1)     (1,223,663)
                                                                    -----------
      Net change in unrealized appreciation on investments ...                      6,156,515
                                                                                  -----------
           Net Realized and Unrealized Gain ..................                      8,522,421
                                                                                  -----------
      Net Increase in Net Assets Resulting from Operations ...                    $ 8,632,469
                                                                                  ===========

                       See Notes to Financial Statements.

                          U.S. SMALL COMPANY PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS
                           (expressed in U.S. dollars)

                                                                            For the period
                                                                           January 17, 1995
                                                                           (commencement of
                                                                            operations) to
                                                                           October 31, 1995
                                                                           ----------------
INCREASE IN NET ASSETS:
     Operations:
         Net investment income ..........................................   $    110,048
         Net realized gain on investments ...............................      2,365,906
         Net change in unrealized appreciation on investments ...........      6,156,515
                                                                            ------------
             Net increase in net assets resulting from operations .......      8,632,469
                                                                            ------------

     Capital transactions:
         Proceeds from contributions ....................................     76,125,240
         Value of withdrawals ...........................................    (33,631,390)
                                                                            ------------
           Net increase in net assets resulting from capital transactions     42,493,850
                                                                            ------------

                 Total increase in net assets ...........................     51,126,319

NET ASSETS:
    Beginning of period .................................................        100,100
                                                                            ------------
    End of period .......................................................   $ 51,226,419
                                                                            ============

                       See Notes to Financial Statements.

                          U.S. SMALL COMPANY PORTFOLIO

                              FINANCIAL HIGHLIGHTS
                           (expressed in U.S. dollars)
                                                              For the period
                                                             January 17, 1995
                                                             (commencement of
                                                              operations) to
                                                             October 31, 1995
                                                             ----------------
Ratios/Supplemental Data:
    Net assets, end of period (000's omitted) .............      $51,226

   Expenses as a percentage of average net assets:
      Expenses paid by Portfolio ..........................        0.77%
      Expenses paid by commissions** ......................        0.05%
      Expenses offset arrangements ........................        0.05%
                                                                 ------
          Total expenses ..................................        0.87%*
    Ratio of net investment income to average net assets ..        0.25%*
    Portfolio turnover rate ...............................         115%
    Average commission rate paid per share ................      $ 0.08


------------------

 * Annualized.

** A portion of the Portfolio's securities transactions are directed to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Portfolio to pay other unaffiliated service providers on behalf of the Portfolio for services provided for which the Portfolio would otherwise be obligated to pay.


                       See Notes to Financial Statements.

                          U.S. SMALL COMPANY PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
                           (expressed in U.S. dollars)

      1. Organization and Significant Accounting Policies. U.S. Small Company Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 15, 1993. The Portfolio commenced operations on January 17, 1995 and received a contribution of certain assets and liabilities, including securities, with a value of $33,464,236 (including $1,223,663 of unrealized appreciation) on that date from The 59 Wall Street Small Company Fund in exchange for a beneficial interest in the Portfolio. The Declaration of Trust permits the Trustees to create an unlimited number of beneficial interests in the Portfolio.

      The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, and reflect the following policies:

            A. Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to the value from dealers; and general market conditions; (4) short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.


            B. Accounting for Investments. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date except that, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is accrued daily.


            C. Federal Income Taxes. The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be subject to taxation on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is necessary.


            D.  Deferred  Organization   Expenses.   Expenses  incurred  by  the
      Portfolio in connection with its organization are being amortized on a straight-line basis over a five-year period.


      2.  Transactions with Affiliates.

      Investment Advisory Fee. The Portfolio has an investment advisory agreement with Brown Brothers Harriman & Co. (the "Adviser") for which it pays the Adviser a fee calculated daily and paid monthly at an annual rate equivalent to 0.65% of the Portfolio`s average daily net assets. For the period January 17, 1995 through October 31, 1995, the Portfolio incurred $283,032 for advisory services.

                          U.S. SMALL COMPANY PORTFOLIO

                           (expressed in U.S. dollars)

      Administrative Fee. The Portfolio has an administrative agreement with Brown Brothers Harriman Trust Company (Cayman) Ltd. (the "Administrator") for which it pays the Administrator a fee calculated daily and paid monthly at an annual rate equivalent to 0.035% of the Portfolio's average daily net assets. The Administrator has a subadministration agreement with Signature Financial Group (Cayman) Ltd. for which Signature Financial Group (Cayman) Ltd. receives such compensation as is from time to time agreed upon. For the period January
17, 1995 through October 31, 1995, the Portfolio incurred $15,240 for administrative services.

      Trustee Fee. Each Trustee of the Portfolio receives an annual retainer paid by the Portfolio. Each Trustee is also reimbursed for out-of-pocket expenses incurred in connection with board meetings. For the period January 17, 1995 through October 31, 1995, the Portfolio incurred $10,149 for Trustees fees.

      3. Investment Transactions. For the period January 17, 1995 through October 31, 1995, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $63,168,410 and $56,121,807, respectively. For that same period, the Portfolio paid brokerage commissions of $75,463 to Brown Brothers Harriman & Co. for transactions executed on its behalf. Custody fees for the Portfolio were reduced by $21,000 as a result of the Portfolio directing a portion of its portfolio transactions to certain unaffiliated brokers. Additionally, custody fees for the Portfolio were further reduced by $20,383 as a result of an expense offset arrangement with the Portfolio's custodian.

                          INDEPENDENT AUDITORS' REPORT

Trustees and Investors
U.S. Small Company Portfolio:

      We have  audited the  accompanying  statement  of assets and  liabilities, including the portfolio of investments, of U.S. Small Company Portfolio as of October 31, 1995, and the related statement of operations, statement of changes in net assets, and financial highlights for the period January 17, 1995
(commencement of operations) to October 31, 1995 (all expressed in U.S. dollars). These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of U.S. Small Company Portfolio at October 31, 1995, and the results of its operations, the changes in its net assets, and its financial highlights for the period January 17, 1995 (commencement of operations) to October 31, 1995 in conformity with accounting principles generally accepted in the United States of America.





DELOITTE & TOUCHE

Grand Cayman, Cayman Islands
December 12, 1995

The 59 Wall Street Fund, Inc.


Investment Adviser and
  Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005


Distributor
59 Wall Street Distributors, Inc.
6 St. James Avenue
Boston, Massachusetts 02116


Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005
(212) 493-8100





This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.